Filed pursuant to Rule 497(a)

File No. 333-202914

Rule 482ad

EAGLE POINT CREDIT COMPANY INC.

PRICES PREFERRED STOCK OFFERING

GREENWICH, CONNECTICUT – May 13, 2015 – Eagle Point Credit Company Inc. (NYSE: ECC) (the “Company”) today announced that it has priced an underwritten, public offering of 1,600,000 shares of its 7.75% Series A Term Preferred Stock due 2022 (the “Preferred Stock”) at a public offering price of $25 per share, resulting in gross proceeds of $40.0 million and approximately $38.1 million in net proceeds to the Company, after payment of underwriting discounts and commissions and estimated offering expenses. In addition, the Company has granted the underwriters a 30-day option to purchase up to 240,000 additional shares of the Preferred Stock to cover overallotments, if any. The offering is expected to close on May 18, 2015, subject to customary closing conditions. The Company has applied to list the Preferred Stock on the New York Stock Exchange under the ticker symbol “ECCA.”

The Company plans to use the net proceeds from the offering of the Preferred Stock to acquire investments in accordance with its investment objectives and strategies and for general corporate purposes.

Deutsche Bank Securities Inc. and Keefe, Bruyette & Woods, Inc. are acting as joint book-running managers for the offering. Wunderlich Securities, Inc., Mitsubishi UFJ Securities (USA), Inc., Compass Point Research & Trading, LLC and Incapital LLC are acting as lead managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus and the final prospectus, when available, which contain this and other information about the Company, should be read carefully before investing. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering of the Preferred Stock may be made only by means of a prospectus. Copies of the preliminary prospectus (and the final prospectus, when available) may be obtained by writing Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, NY 10005-2836, by calling toll-free 1-800-503-4611 or by sending an e-mail to: prospectus.CPDG@db.com or by writing Keefe, Bruyette & Woods, Inc., Attn: Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019 or by calling toll-free 1-800-966-1559; copies may also be obtained by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objective is to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Investor Relations Contact:

Eagle Point Credit Company Inc.

Kenneth P. Onorio

Chief Financial Officer

(203) 340-8542

KOnorio@EaglePointCredit.com

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE